Filed Pursuant to Rule 433
                                                    Registration No.: 333-132249

                       [BANC OF AMERICA SECURITIES LOGO]

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    The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

    Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-9

Banc of America Alternative Loan Trust 2006-9
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[BANC OF AMERICA SECURITIES LOGO]

December 5, 2006

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The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

               THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated September 26, 2006 attached to the prospectus supplement dated October 27, 2006 relating to the Banc of America Alternative Loan Trust 2006-8 Mortgage Pass-Through Certificates, Series 2006-8 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-10). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction........................ Banc of America Alternative Loan Trust
                                    2006-9 Mortgage Pass-Through Certificates,
                                    Series 2006-9

Issuing Entity..................... Banc of America Alternative Loan Trust
                                    2006-9

Depositor.......................... Banc of America Mortgage Securities, Inc.

Underwriter........................ Banc of America Securities LLC

Sponsor and Servicer............... Bank of America, National Association

Trustee............................ Wells Fargo Bank, N.A.

Rating Agencies.................... At least two of Standard & Poor's, Moody's and/or Fitch Ratings will rate the offered
                                    Senior Certificates. At least one of the above Rating Agencies will rate the offered Subordinate Certificates.

Senior Certificates................ The Senior Certificates will consist of two or more classes of certificates, one of
                                    which will be the residual certificate. Each group may also contain a class of ratio strip certificates. One or more classes of certificates may be comprised of two or more components. The components of a class are not severable. The Senior Certificates (or in the case of a class of Senior Certificates comprised of components, the components) may be divided into two or more groups in which case each group will have a corresponding group of Subordinate Certificates which may or may not be shared with one or more other groups of Senior Certificates.

Senior Non-PO Certificates......... The Senior Certificates (other than any
                                    Ratio Strip Certificates or components
                                    thereof).

Subordinate Certificates........... If the Senior Certificates are divided into multiple groups, the Subordinate
                                    Certificates may or may not consist of
                                    multiple groups. If there is only one group of Subordinate Certificates, the Subordinate Certificates will support all of the Senior Certificates. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Each class of Subordinate Certificates is also subordinated to those classes of Subordinate Certificates within its group, if any, higher in order of payment priority.

Offered Certificates............... Senior Certificates and Subordinate
                                    Certificates rated BBB- or Baa3 or better

Expected Closing Date.............. December 28, 2006

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Expected Investor Closing Date..... December 29, 2006

Distribution Date.................. 25th of each month, or the next succeeding business day (First Distribution Date:
                                    January 25, 2007)

Cut-off Date....................... December 1, 2006

Determination Date................. For any Distribution Date, the 16th day of
                                    the month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date........................ For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

Day Count.......................... 30/360

Exchangeable Certificates
and Exchangeable REMIC
Certificates....................... If indicated in the prospectus supplement, a class or combination of classes of
                                    exchangeable REMIC certificates may be
                                    exchangeable for certain class or classes of exchangeable certificates in certain combinations specified in the prospectus supplement.

Clearing........................... DTC, Clearstream and Euroclear.

Denominations:


                                Original                                            Incremental
                            Certificate Form          Minimum Denominations        Denominations
                            ----------------     ------------------------------    -------------
Senior Certificates            Book Entry                    $1,000                      $1
(other than
any Principal Only
Certificates,
Interest Only
Certificates and
Special Retail
Certificates)

Interest Only                  Book Entry             $1,000,000 (notional            $1 or N/A
Certificates                                      amount) or size of class, if
                                                      less than $1,000,000

Special Retail
Certificates                   Book Entry                    $1,000                    $1,000

Principal Only Certificates    Book Entry                   $25,000                      $1
and Subordinate
Certificates

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

SMMEA Eligibility.................. The Senior Certificates and the most senior class or classes of Subordinate Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility.................. A fiduciary or other person acting on behalf of any employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Code or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                                    The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                    The Exemption may cover the acquisition and holding of the Senior Certificates (other than the residual certificates) by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                                    If there are Mortgage Loans with
                                    loan-to-value ratios in excess of 100% in the Mortgage Pool or in a loan group within the Mortgage Pool, the Exemption will not cover the acquisition and holding of the related offered Super Senior Support or Subordinate Certificates.

                                    Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Tax Structure...................... For federal income tax purposes, the Trust will be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC").

                                    o    The Senior Certificates (other than the
                                         residual certificate and any
                                         exchangeable certificates) and the
                                         Subordinate Certificates will
                                         constitute "regular interests" in a
                                         REMIC and will be treated as
                                         newly-originated debt instruments for
                                         most federal income tax purposes.

                                    o    Generally, for a class of component
                                         certificates, each component, rather
                                         than the class itself, will constitute
                                         a regular interest in a REMIC.

                                    o    The residual certificate will represent
                                         the sole "residual interest" in each
                                         REMIC.

                                    You must report income received on your
                                    Offered Certificates as it accrues from
                                    Distribution Date to Distribution Date, even if it is before such income is distributed in cash to you.

                                    Certain classes of Offered Certificates may be issued with "original issue discount." If your class of Offered Certificates is issued with original issue discount, you must report original issue discount income over the life of your Certificate, often well before such income is distributed in cash to you.

                                    If you hold an Offered Certificate that has the benefit of a yield maintenance agreement and is entitled to certain payments from a reserve account, you will be treated as owning two assets, a REMIC regular interest and the right to receive payments from the reserve fund and will be required to account separately for each of these assets for federal income tax purposes.

                                    If you hold an Offered Certificate that is an exchangeable certificate, you should be aware that the arrangement under which any exchangeable certificates are created will be classified as a grantor trust and each class of exchangeable certificates so created will represent beneficial ownership of an interest in each related exchangeable REMIC certificate.

Optional Termination Date.......... On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    If the Mortgage Loans are divided into
                                    multiple loan groups with more than one set of Subordinate Certificates, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans in one or some of the loan groups, which would effect an early retirement of only the related Certificates.

The Pooling Agreement.............. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the
                                    "Pooling Agreement") to be dated the Closing
                                    Date, among the Depositor, the Servicer and the Trustee.

The Mortgage Pool.................. The "Mortgage Pool" will consist of fixed interest rate, fully-amortizing mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. All of the Mortgage Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America Securities LLC. In addition, certain of the Mortgage Loans were originated using underwriting standards that are different from, and in certain respects, less stringent than the general underwriting standards of Bank of America, National Association. See "The Mortgage Loan Programs--Mortgage Loan Underwriting" in the base prospectus.

                                    The Mortgage Pool may be divided into
                                    multiple loan groups.

The Mortgage Loans................. The Mortgage Loans consist of fixed interest rate, fully amortizing mortgage loans
                                    secured by first liens on one- to
                                    four-family residential properties.
                                    Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 10 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. If indicated in the Collateral Summary at the end of this Free Writing Prospectus, certain of the Mortgage Loans may be subject to prepayment premiums. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. See the Collateral Summary at the end of this Free Writing Prospectus for more information about the Mortgage Loans.

Yield Maintenance Agreements....... The Trustee on behalf of the Trust may enter into one or more yield maintenance
                                    agreements (each, a "Yield Maintenance
                                    Agreement") with one or more counterparties
                                    (each, a "Counterparty") for the benefit of one or more classes. With respect to each Yield Maintenance Agreement for any Distribution Date (other than the initial Distribution Date) if LIBOR, as calculated for the Interest Accrual Period related to such Distribution Date, exceeds a designated strike percentage, the Counterparty will be obligated to pay to the Trustee, for deposit into the related Reserve Fund, an amount equal to the product of (a) the amount by which (i) the lesser of LIBOR and a designated maximum

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    percentage exceeds (ii) the designated
                                    strike percentage, (b) the lesser of the applicable Class Balance(s) and related notional amount as set forth for such Distribution Date in the related Yield Maintenance Agreement and (c) one-twelfth.

                                    Pursuant to the Pooling Agreement, the
                                    Trustee will establish a separate trust
                                    account (the "Reserve Fund") for deposit of any payments that it may receive under a Yield Maintenance Agreement. Each Reserve Fund is part of the trust fund but will not be an asset of any REMIC.

                                    Amounts on deposit in a Reserve Fund will be used to make certain payments on a specified Class or Classes of Certificates that have the benefit of a Yield Maintenance Agreement.

Compensating Interest.............. Pursuant to the Pooling Agreement, the
                                    aggregate Servicing Fee payable to the
                                    Servicer for any month will be reduced (but not below zero) by an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (ii) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the month preceding the month of such Distribution Date (such amount, the "Compensating Interest").

                                    If a group of Subordinate Certificates
                                    supports multiple groups of Senior
                                    Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

Advances........................... Subject to certain limitations, the Servicer will be required pursuant to the Pooling
                                    Agreement to advance (any such advance, an "Advance") prior to each Distribution Date an amount equal to the aggregate of payments of principal and interest (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related Determination Date. Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan.

Interest Accrual................... Interest will accrue on the Certificates during each one-month period (i) ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period") or (ii) commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which each Distribution Date occurs (each, a "LIBOR Based Interest Accrual Period" or "No Delay Interest

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Accrual Period" and together with a Regular
                                    Interest Accrual Period, an "Interest
                                    Accrual Period"). The initial Regular
                                    Interest Accrual Period will be deemed to have commenced on December 1, 2006 and any initial LIBOR Based Interest Accrual Period or No Delay Interest Accrual Period will be deemed to have commenced on December 25, 2006.

                                    On each Distribution Date, to the extent of the applicable Pool Distribution Amount or Amounts, each class of interest-bearing Certificates will be entitled to receive interest (as to each such class, the "Interest Distribution Amount") with respect to the related Interest Accrual Period. The Interest Distribution Amount for any interest-bearing class of Certificates will be equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance or notional amount and
                                    (ii) the sum of the amounts, if any, by
                                    which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed in respect of interest on such prior Distribution Dates and not subsequently distributed.

                                    The interest entitlement described in clause
                                    (i) of the Interest Distribution Amount for each class of interest-bearing Senior Certificates and each class of Subordinate Certificates will be reduced by the amount of Net Interest Shortfalls for the related Mortgage Loans for such Distribution Date.

                                    Allocations of the interest portion of
                                    Realized Losses on the Mortgage Loans in a loan group are allocated first to the related Subordinate Certificates in reverse order of payment priority will result from the priority of distributions first to the related Senior Certificates and then to the classes of related Subordinate Certificates in numerical order of the applicable Pool Distribution Amount as described below under "Priority of Distributions." After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the interest-bearing related Senior Certificates will bear the interest portion of any Realized Losses on such Mortgage Loans pro rata based on the interest entitlement described in clause (i) of the applicable Interest Distribution Amount.

Distributions to the
Subordinate Certificates........... On each Distribution Date, each class of
                                    Subordinate Certificates that is entitled to receive a principal distribution will receive its pro rata share (based on the Class Balances of all the Subordinate Certificates (or the Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates) that are entitled to receive a principal distribution) of the Subordinate Principal Distribution

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Amount(s), to the extent that the remaining
                                    Pool Distribution Amount(s) are sufficient therefor. With respect to each class of Subordinate Certificates, if on any Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes of Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates, junior to such class will be entitled to receive a principal distribution.

                                    Distributions of principal on the
                                    Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially to each class of Subordinate Certificates in the order of their payment priority until each such class has received its respective pro rata share for the Distribution Date. However, the Class PO Deferred Amounts will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates lowest in order of payment priority.

Shifting Interest Structure........ Additional credit enhancement is provided by the allocation of the applicable Non-PO
                                    Percentages of principal prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool to the related Senior Non-PO Certificates for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.

Allocation of Losses............... On each Distribution Date, the applicable PO
                                    Percentage of any Realized Loss on a
                                    Discount Mortgage Loan will be allocated to the ratio strip certificate or ratio strip component of the related group until its Class Balance or principal balance is reduced to zero. Such allocation will be effected on each Distribution Date by reducing the Class Balance of the ratio strip certificate or principal balance of the ratio strip component of the related group if and to the extent that such balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date. The amount of any such Realized Loss allocated to a ratio strip certificate or ratio strip component of the related group will be treated as a "Class PO Deferred Amount." To the extent funds are available on such

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Distribution Date or on any future
                                    Distribution Date from amounts that would otherwise be allocable to the related Subordinate Principal Distribution Amount or Amounts, the Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group will be paid on such ratio strip certificate or ratio strip component of the related group prior to distributions of principal on the related Subordinate Certificates. Payments of the Class PO Deferred Amounts will be made from the principal payable to the related Subordinate Certificates beginning with the principal payable to the class of Subordinate Certificates lowest in order of payment priority. Any distribution in respect of unpaid Class PO Deferred Amounts for a ratio strip certificate or ratio strip component of the related group will not further reduce the principal balance of such ratio strip certificate or ratio strip component of the related group. The Class PO Deferred Amounts will not bear interest. The Class Balance of the class of related Subordinate Certificates then outstanding lowest in the order of payment priority will be reduced by the amount of any payments in respect of Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group. Any excess of these Class PO Deferred Amounts over the Class Balance of that class will be allocated to the next most subordinate class of related Subordinate Certificates to reduce its Class Balance and so on, as necessary.

                                    On each Distribution Date, the applicable
                                    Non-PO Percentage of any Realized Loss will be allocated first to the related Subordinate Certificates in reverse order of payment priority (beginning with the class of related Subordinate Certificates then outstanding lowest in order of payment priority), in each case until the Class Balance of such class of Certificates has been reduced to zero, and then to the Senior Non-PO Certificates or to the Senior Non-PO Certificates of the related group, if there are multiple groups of Senior Non-PO Certificates pro rata based on their respective Class Balances.

                                    Such allocation will be effected on each such Distribution Date by reducing the Class Balance of the class of related Subordinate Certificates then outstanding lowest in order of payment priority if and to the extent that the aggregate of the Class Balances of all classes of Senior Non-PO Certificates or the Senior Non-PO Certificates in a group and the related Subordinate Certificates (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) or sum of the Adjusted Pool Amounts (Non-PO Portion) for such Distribution Date.

                                    After the date on which the aggregate Class
                                    Balance of the related Subordinate
                                    Certificates has been reduced to zero, on each Distribution

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Date, the aggregate of the Class Balances of all classes of Senior Non-PO Certificates or all Senior Non-PO Certificates of a group then outstanding will be reduced if and to the extent that such aggregate Class Balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such reduction will be allocated among the Senior Non-PO Certificates or Senior Non-PO Certificates of such group pro rata based on their respective Class Balances (or their initial Class Balances, if lower, in the case of a class of Accrual Certificates).

                                    After the date on which the aggregate Class
                                    Balance of the related Subordinate
                                    Certificates has been reduced to zero, the Class Balance of any class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class or classes of Super Senior Certificates.

Cross-Collateralization............ If one group of Subordinate Certificates support multiple groups of Senior
                                    Certificates, on each Distribution Date
                                    prior to the date on which the aggregate
                                    Class Balance of such Subordinate
                                    Certificates has been reduced to zero but on or after the date on which the Class Balances of the Senior Non-PO Certificates of a group have been reduced to zero, amounts otherwise distributable as principal payments on such Subordinate Certificates will be paid as principal to the remaining classes of Senior Non-PO Certificates of each group supported by such Subordinate Certificates together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the average outstanding principal balance of the Mortgage Loans (including, for this purpose, any Mortgage Loan in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more over the last six months as a percentage of the aggregate Class Balance of the Subordinate Certificates is greater than or equal to 50%. If the Senior Non-PO Certificates of two or more groups remain outstanding, the distributions described above will be made to such Senior Certificates of such groups, pro rata, in proportion to the aggregate Class Balance of such Senior Certificates.

                                    The "Aggregate Subordinate Percentage" for any Distribution Date will be the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the related aggregate Pool Principal Balance (Non-PO Portion).

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    In addition, if on any Distribution Date, after giving effect to the preceding paragraph, the aggregate Class Balance of the Senior Non-PO Certificates after giving effect to distributions to be made on such Distribution Date is greater than the Adjusted Pool Amount (Non-PO Portion) (any such group, the "Undercollateralized Group" and any such excess, the
                                    "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their payment priority, will be paid as principal to the Senior Non-PO Certificates of the Undercollateralized Group together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities until the aggregate Class Balance of the Senior Non-PO Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion). If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Balance of the Senior Non-PO Certificates of each such group exceeds the related Pool Principal Balance (Non-PO Portion).

                                    The amount of any unpaid interest shortfall amounts with respect to the
                                    Undercollateralized Group (including any interest shortfall amount for such Distribution Date) will be paid to the Undercollateralized Group, including the interest only component of such group, if any, prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their payment priority.

Adjusted Pool Amount............... The "Adjusted Pool Amount" of the Mortgage
                                    Pool or a loan group in the Mortgage Pool will equal the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loans (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than debt service reductions) incurred on such Mortgage Loans from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount
(PO Portion)....................... The "Adjusted Pool Amount (PO Portion)" of
                                    the Mortgage Pool or a loan group in the Mortgage Pool will equal the sum as to each Mortgage Loan in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    amounts received as Advances, principal
                                    prepayments and Liquidation Proceeds in
                                    respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss (other than a debt service reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount
(Non-PO Portion)................... The "Adjusted Pool Amount (Non-PO Portion)"
                                    of the Mortgage Pool or a loan group in the Mortgage Pool will equal the difference between the Adjusted Pool Amount of the Mortgage Pool or a loan group in the Mortgage Pool and the Adjusted Pool Amount (PO Portion) of the Mortgage Pool or a loan group in the Mortgage Pool.

Class Balance...................... The "Class Balance" of a class of
                                    Certificates at any time will equal (a) its initial Class Balance or in the case of a class of Exchangeable REMIC Certificates or Exchangeable Certificates, the portion of the maximum initial Class Balance then represented by the outstanding Certificates of such class of the maximum initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class plus (b) in the case of a class of Accrual Certificates, any amounts added to such Class Balance as a result of the application of the accrual distribution amount.

Fractional Interest................ The "Fractional Interest" with respect to any Distribution Date and each class of
                                    Subordinate Certificates will equal (i) the aggregate of the Class Balances immediately prior to such Distribution Date of all classes of Subordinate Certificates in the same group that have higher numerical class designations than such class, divided by
                                    (ii) the aggregate Pool Principal Balance
                                    (Non-PO Portion) (if there is only one group of Subordinate Certificates) or the related Pool Principal Balance (Non-PO Portion) or sum of the related Pool Principal Balance (Non-PO Portion) (if there is more than one group of Subordinate Certificates).

Net Interest Shortfall............. With respect to any Distribution Date, the
                                    "Net Interest Shortfall" is equal to the sum of (i) the shortfall in interest received with respect to any Mortgage Loan as a result of a Relief Act Reduction and (ii) any Non-Supported Interest Shortfalls. Net Interest Shortfalls on any Distribution Date will be allocated pro rata among all such classes of interest-bearing Senior Certificates or if there are Crossed Groups, the interest-bearing Senior Certificates of the Crossed Groups and each class of related Subordinate Certificates, based on the amount of interest accrued on each such class of Certificates on such Distribution

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Date before taking into account any
                                    reduction in such amounts resulting from such Net Interest Shortfalls.

Net Mortgage Interest Rate......... The "Net Mortgage Interest Rate" of a
                                    Mortgage Loan is the excess of its mortgage interest rate over the sum of the servicing fee rate (which is . 25%) and the trustee fee rate (which is .0075%).

Non-PO Percentage.................. The "Non-PO Percentage" with respect to any
                                    Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net Mortgage Interest Rate as of the Cut-off Date less than a certain rate (each such Mortgage Loan, a "Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate as of the Cut-off Date divided by such applicable rate. If there are multiple loan groups in the Mortgage Pool, this rate may be the same for each loan group or may differ for one or more loan groups. The Non-PO Percentage with respect to any Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net Mortgage Interest Rate as of the Cut-off Date equal to or greater than the applicable rate will be 100%. The "PO Percentage" for any Discount Mortgage Loan will be equal to 100% minus the Non-PO Percentage for such Mortgage Loan. If there are no ratio strip certificates in a group, the Non-PO Percentage for each Mortgage Loan in the related loan group will be 100% and the PO Percentage for each Mortgage Loan in such loan group will be 0%.

                                    Any Mortgage Loan with a Net Mortgage
                                    Interest Rate as of the Cut-off Date greater than or equal to the applicable rate for the Mortgage Pool or the loan group in the Mortgage Pool is a "Premium Mortgage Loan."

Non-PO Principal Amount............ The "Non-PO Principal Amount" for any
                                    Distribution Date and the Mortgage Pool or any loan group in the Mortgage Pool will equal the sum of the applicable Non-PO Percentage of:

                                    (a)  all monthly payments of principal due
                                         on each Mortgage Loan in the Mortgage
                                         Pool or loan group in the Mortgage Pool
                                         on the related due date;

                                    (b)  the principal portion of the purchase
                                         price (net of unreimbursed Advances and
                                         other amounts as to which the Servicer
                                         is entitled to be reimbursed pursuant
                                         to the Pooling Agreement) of each
                                         Mortgage Loan in the Mortgage Pool or
                                         loan group in the Mortgage Pool that
                                         was repurchased by the Depositor
                                         pursuant to the Pooling Agreement
                                         during the calendar month preceding the
                                         month of that Distribution Date;

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    (c)  amounts received with respect to such
                                         Distribution Date as a substitution
                                         adjustment amount (net of unreimbursed
                                         Advances and other amounts as to which
                                         the Servicer is entitled to be
                                         reimbursed pursuant to the Pooling
                                         Agreement) in connection with a
                                         Mortgage Loan in the Mortgage Pool or
                                         loan group in the Mortgage Pool
                                         received during the calendar month
                                         preceding the month of that
                                         Distribution Date;

                                    (d)  any Liquidation Proceeds (net of
                                         unreimbursed expenses and unreimbursed
                                         Advances, if any) allocable to
                                         recoveries of principal of the Mortgage
                                         Loans in the Mortgage Pool or loan
                                         group in the Mortgage Pool that have
                                         not yet been liquidated received during
                                         the calendar month preceding the month
                                         of that Distribution Date;

                                    (e)  with respect to each Mortgage Loan in
                                         the Mortgage Pool or loan group in the
                                         Mortgage Pool that was liquidated
                                         during the calendar month preceding the
                                         month of that Distribution Date, the
                                         amount of the Liquidation Proceeds
                                         (other than any profits retained by the
                                         Servicer in connection with the
                                         foreclosure and net of unreimbursed
                                         expenses and unreimbursed Advances, if
                                         any) allocable to principal received
                                         with respect to that Mortgage Loan; and

                                    (f)  all partial and full principal
                                         prepayments on the Mortgage Loans in
                                         the Mortgage Pool or loan group in the
                                         Mortgage Pool by mortgagors received
                                         during the calendar month preceding the
                                         month of that Distribution Date.

                                    The amounts described in clauses (a) through
                                    (d) are referred to as "Scheduled Principal
                                    Payments." The amounts described in clauses
                                    (e) and (f) are referred to as "Unscheduled
                                    Principal Payments."

Non-Supported Interest Shortfall... With respect to any Distribution Date, the
                                    "Non-Supported Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls for the Mortgage Loans in the Mortgage Pool or the Mortgage Loans in any Crossed Loan Groups during the calendar month preceding the month of such Distribution Date exceeds the applicable Compensating Interest for such period.

Notional Amount.................... The "Notional Amount" of any Interest Only
                                    Certificates (or any components of an
                                    Interest Only Certificates) will be equal to either (I) the product of (i) the aggregate of the Stated Principal Balances of the Premium Mortgage Loans in the Mortgage Pool or loan group as of the due date in the month preceding the month of such Distribution

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the these Mortgage Loans (based on the Stated Principal Balances of these Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus a specified percentage and (b) the denominator of which is equal to a specified percentage or (II) a percentage or all of the Class Balance(s) of another class or classes.

Pool Distribution Amount........... The "Pool Distribution Amount" with respect to any Distribution Date will be determined by reference to amounts received and expenses incurred in connection with the Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool and will be equal to the sum of:

                                    (i)   all scheduled installments of interest
                                          (net of the related Servicing Fee) and
                                          principal due on such Mortgage Loans
                                          on the due date in the month in which
                                          such Distribution Date occurs and
                                          received prior to the related
                                          Determination Date, together with any
                                          Advances in respect thereof and any
                                          Compensating Interest allocable to
                                          such Mortgage Loans;

                                    (ii)  all proceeds of any primary mortgage
                                          guaranty insurance policies and any
                                          other insurance policies with respect
                                          to such Mortgage Loans, to the extent
                                          such proceeds are not applied to the
                                          restoration of the related mortgaged
                                          property or released to the mortgagor
                                          in accordance with the Servicer's
                                          normal servicing procedures and all
                                          other cash amounts received and
                                          retained in connection with the
                                          liquidation of defaulted Mortgage
                                          Loans in the Mortgage Pool or any loan
                                          group in the Mortgage Pool, by
                                          foreclosure or otherwise
                                          (collectively, "Liquidation
                                          Proceeds"), during the calendar month
                                          preceding the month of such
                                          Distribution Date (in each case, net
                                          of unreimbursed expenses incurred in
                                          connection with a liquidation or
                                          foreclosure and unreimbursed Advances,
                                          if any);

                                    (iii) all partial or full prepayments
                                          received on such Mortgage Loans during
                                          the calendar month preceding the month
                                          of such Distribution Date; and

                                    (iv)  amounts received with respect to such
                                          Distribution Date as a substitution
                                          adjustment amount or purchase price in
                                          respect of any deleted Mortgage Loan
                                          in the Mortgage Pool or any loan group
                                          in the Mortgage Pool or amounts
                                          received in connection with the
                                          optional termination of the Trust or a
                                          portion of the Trust as of such
                                          Distribution Date, reduced by amounts
                                          in reimbursement for Advances
                                          previously made and other

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.

Pool Principal Balance............. The "Pool Principal Balance" for the
                                    Mortgage Pool or a loan group in the
                                    Mortgage Pool with respect to any
                                    Distribution Date equals the aggregate
                                    Stated Principal Balances of the Mortgage
                                    Loans in the Mortgage Pool or loan group in the Mortgage Pool outstanding on the due date in the month preceding the month of such Distribution Date.

Pool Principal
  Balance
(Non-PO Portion)................... The "Pool Principal Balance (Non-PO
                                    Portion)" for the Mortgage Pool or a loan group in the Mortgage Pool and any Distribution Date equals the sum of the product, for each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool, of the Non-PO Percentage of such Mortgage Loan multiplied by its Stated Principal Balance on the due date in the month preceding the month of such Distribution Date.

Prepayment Interest Shortfall...... A "Prepayment Interest Shortfall" on a
                                    Mortgage Loan is equal to the difference between (x) 30 days' interest at the mortgage interest rate (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Realized Loss...................... In general, a "Realized Loss" means, (a)
                                    with respect to a Mortgage Loan that has been liquidated, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation applied to the principal balance of the related Mortgage Loan and (b) losses due to the bankruptcy of the mortgagor.

Relief Act Reduction............... A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state legislation.

REO Property....................... An "REO Property" is a Mortgaged Property
                                    that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.

Senior Percentage.................. The Senior Percentage for the Mortgage Pool
                                    or loan group in the Mortgage Pool will
                                    equal (i) the aggregate Class Balance of the related Senior Non-PO Certificates immediately prior to such date, divided by
                                    (ii) the Pool Principal Balance (Non-PO
                                    Portion) for the Mortgage Pool or loan group in the Mortgage Pool for such date.

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage....... For the following Distribution Dates, will be as follows:

                                      Distribution Date       Senior Prepayment Percentage
                                      -----------------       ----------------------------
                                    January 2007 through     100%;
                                    December 2011
                                    January 2012 through     the applicable Senior Percentage
                                    December 2012            plus, 70% of the applicable
                                                             Subordinate Percentage;
                                    January 2013 through     the applicable Senior Percentage
                                    December 2013            plus, 60% of the applicable
                                                             Subordinate Percentage;
                                    January 2014 through     the applicable Senior Percentage
                                    December 2014            plus, 40% of the applicable
                                                             Subordinate Percentage;
                                    January 2015 through     the applicable Senior Percentage
                                    December 2015            plus, 20% of the applicable
                                                             Subordinate Percentage;
                                    January 2016 and         the applicable Senior Percentage;
                                    thereafter

                                    provided, however, that (A) if on any
                                    Distribution Date the percentage equal to
                                    (x) the aggregate Class Balances of the
                                    Senior Non-PO Certificates of multiple
                                    groups with one set of Subordinate
                                    Certificates (such groups, "Crossed Groups") divided by (y) the sum of the Pool Principal Balances (Non-PO Portion) for the loan groups relating to the Crossed Groups (such loan groups, the "Crossed Loan Groups" and such percentage, the "Crossed Group Total Senior Percentage") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentages for the Crossed Loan Groups for such Distribution Date will equal 100% and (B) in the case of one group of Senior Non-PO Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups, if on any Distribution Date the Senior Percentage for the Mortgage Pool or the related loan group of the Mortgage Pool (the Mortgage Loans in the Mortgage Pool or such loan group, "Non-Crossed Mortgage Loans") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentage(s) for the Mortgage Pool or such loan group for such Distribution Date will equal 100%.

                                    No decrease in the Senior Prepayment
                                    Percentages for the Crossed Loan Groups will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Crossed Loan Group Mortgage Loans, and no decrease in the Senior Prepayment Percentage for the Non-Crossed Mortgage Loans will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Non-Crossed Mortgage Loans:
                                    (i) the outstanding principal balance of all Mortgage Loans in

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    the Crossed Loan Groups or all Non-Crossed
                                    Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property in such loan group or loan groups and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Balance of the related Subordinate Certificates, is equal to or greater than 50%, or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Crossed Loan Groups or all Non-Crossed Mortgage Loans exceed the percentages of the aggregate balance of the related Subordinate Certificates as of the Closing Date (with respect to the related Subordinate Certificates, the "Original Subordinate Principal Balance") indicated below:


                                                                             % of Original
                                                                         Subordinate Principal
                                        Distribution Date Occurring             Balance
                                        ---------------------------             -------
                                    January 2012 through December 2012             30%
                                    January 2013 through December 2013             35%
                                    January 2014 through December 2014             40%
                                    January 2015 through December 2015             45%
                                    January 2016 and thereafter                    50%

                                    The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Senior Principal Distribution
Amount............................. The "Senior Principal Distribution Amount"
                                    for the Mortgage Pool or loan group in the Mortgage Pool and any Distribution Date will equal the sum of (i) the Senior Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Senior Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such Distribution Date subject to certain reductions due to losses.

Stated Principal Balance........... The "Stated Principal Balance" means, as to any Mortgage Loan and due date, the unpaid principal balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy.

Subordinate Percentage............. The Subordinate Percentage for the Mortgage
                                    Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Percentage for such date.

Subordinate Prepayment
Percentage......................... The Subordinate Prepayment Percentage for
                                    the Mortgage Pool or loan group in the
                                    Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Subordinate Principal
Distribution Amount................ The "Subordinate Principal Distribution
                                    Amount" for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal the sum of (i) the Subordinate Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such Distribution Date.

Exchangeable REMIC
Certificates and
Exchangeable Certificates.......... Certain Classes of Offered Certificates
                                    identified as "Exchangeable REMIC
                                    Certificates" may be exchanged in certain allowable combinations (a "REMIC Combination") for a proportionate interest in certain related Certificates identified as "Exchangeable Certificates." All or a portion of the Exchangeable Certificates in an Exchangeable Combination may also be exchanged for a proportionate interest in each class of Exchangeable REMIC Certificates in the related REMIC Combination in the same manner. This process may occur repeatedly.

                                    The classes of Exchangeable REMIC
                                    Certificates and of Exchangeable
                                    Certificates that are outstanding at any given time, and the outstanding Class Balances and notional amounts, if any, of these classes, will depend upon any related distributions of principal, as well as any exchanges that occur. Exchangeable REMIC Certificates and Exchangeable Certificates in any combination may be exchanged only in the proportion that the maximum initial Class Balances and notional amounts, if any, of such Certificates bear to one another as shown in the prospectus supplement.

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                    Holders of each class of Exchangeable
                                    Certificates in an allowable combination will be the beneficial owners of a proportionate interest in the Exchangeable REMIC Certificates of the related REMIC Combination.

                                    In the event that Exchangeable REMIC
                                    Certificates are exchanged for an allowable combination of Exchangeable Certificates, then

                                    o    the aggregate principal balance of the
                                         Exchangeable Certificates received in
                                         the exchange will equal the aggregate
                                         principal balance, immediately prior to
                                         the exchange, of the Exchangeable REMIC
                                         Certificates so exchanged; and

                                    o    the aggregate amount of interest and
                                         principal payable on each distribution
                                         date with respect to the Exchangeable
                                         Certificates received in the exchange
                                         will equal the aggregate amount of
                                         interest and principal that would have
                                         been payable on the Exchangeable REMIC
                                         Certificates so exchanged if the
                                         exchange had not occurred; and

                                    o    the aggregate amount of principal and
                                         interest losses and interest shortfalls
                                         allocated to the Exchangeable
                                         Certificates received in the exchange
                                         will equal the aggregate amount of
                                         principal and interest losses and
                                         interest shortfalls that would have
                                         been allocated to the Exchangeable
                                         REMIC Certificates so exchanged if the
                                         exchange had not occurred.

                                    Each class of Exchangeable Certificates in an allowable combination (other than a class of interest only certificates, if any) will be entitled to its proportionate share of the principal distributions that would have been payable on the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred. In addition, each class of Exchangeable Certificates (other than a class of interest only certificates, if any) in an allowable combination will bear a proportionate share of principal losses that would have been allocated to the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred.

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Non-PO Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Non-PO Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. If there is one group of Subordinate Certificates, the initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the Subordinate Certificates by the aggregate Pool Principal Balance) is expected to be 5.15% (+/- 50 basis points).

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

               --------------------------------------------------
                First, to the classes of Senior Certificates and
                   component (if any) entitled to payments of
                           interest, to pay interest;
               --------------------------------------------------
                                       |
                                       |
                                       V
               --------------------------------------------------
                     Second, pro rata, to the Senior Non-PO
                  Certificates and any ratio strip component or
                ratio strip certificates entitled to payments of
                          principal, to pay principal;
               --------------------------------------------------
                                       |
                                       |
                                       V
               --------------------------------------------------
                  Third, to any ratio strip component or ratio
                strip certificates, to pay any Class PO Deferred
                   Amounts, from amounts otherwise payable as
               principal to the related Subordinate Certificates;
               --------------------------------------------------
                                       |
                                       |
                                       V
               --------------------------------------------------
                 Fourth, subject to any cross-collateralization
                    payments, sequentially, to each class of
                 Subordinate Certificates from the related Pool
                 Distribution Amount or Amounts to pay interest
                 and principal in the order of payment priority,
                      until each Class Balance is zero; and
               --------------------------------------------------
                                       |
                                       |
                                       V
               --------------------------------------------------
                     Fifth, to the residual certificate, any
                               remaining amounts.
               --------------------------------------------------

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

The Sponsor and Servicer........... Bank of America, National Association ("Bank
                                    of America") will serve as the sponsor (the
                                    "Sponsor") and the servicer (the "Servicer") of the Certificates.

                                    See "The Sponsor," "The Mortgage Loan
                                    Programs," "Servicing of the Mortgage Loans" and "The Pooling Agreement" in the base prospectus for more information about the Sponsor, its securitization programs, its solicitation and underwriting criteria used to originate the Mortgage Loans and its material roles and duties in this transaction.

                                    All of the Mortgage Loans will be serviced by the Servicer in accordance with the terms of the Pooling Agreement. The Servicer may perform any of its obligations under the Pooling Agreement through one or more subservicers. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Pooling Agreement as if the Servicer alone were servicing the Mortgage Loans. See "The Sponsor," "Servicing of the Mortgage Loans -- The Servicers," "-- Servicing Experience and Procedures of Bank of America" and "The Pooling Agreement" in the base prospectus for more information about the Servicer, the Servicer's experience, its servicing procedures and its obligations under the Pooling Agreement.

Static Pool Information............ Information concerning the Sponsor's prior residential mortgage loan securitizations involving both fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards described in the base prospectus under "The Mortgage Loan Programs--Mortgage Loan Underwriting--Bank of America General Underwriting Standards" and first lien mortgage loans underwritten in accordance with the Sponsor's alternative underwriting standards described in the base prospectus under "--Bank of America Alternative Underwriting Standards," and, in each case, issued by the Depositor or the Depositor's predecessor is available on the internet at http://www.bofa.com/boams. Although those securitizations involve the most comparable type of mortgage loans to the type of Mortgage Loans contained in the Mortgage Pool, the Sponsor also maintains on that website, for the information of investors, statistical data concerning the Sponsor's prior residential mortgage loan securitizations involving either fixed-rate first lien mortgage loans or adjustable-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards issued by the Depositor or the Depositor's predecessor.

                                    Without charge or registration, investors can view on this website the following information for each of those securitizations:

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                                    o    summary initial pool information; and

                                    o    delinquency, cumulative loss, and
                                         prepayment information as of each
                                         Distribution Date for the five years
                                         preceding the date of first use of the
                                         prospectus supplement.

                                    In the event any changes or updates are made to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor. The Depositor's address is 214 North Tryon Street, Mail Code NC1-027-22-02, Charlotte, North Carolina 28255. Its telephone number is (704) 387-8239.

                                    This static pool data may have been
                                    influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    YOU SHOULD FULLY CONSIDER THE RISKS
                                    ASSOCIATED WITH AN INVESTMENT IN THE OFFERED
                                    CERTIFICATES. BEFORE INVESTING YOU SHOULD
                                    CAREFULLY REVIEW "RISK FACTORS" IN THE BASE
                                    PROSPECTUS TOGETHER WITH THE RISK FACTORS
                                    SET FORTH BELOW.

Subordination of any Super
Senior Support and Subordinate
Certificates
Increases Risk of Loss............. Subordinate certificateholders are more likely to suffer losses as a result of
                                    losses or delinquencies on the related
                                    Mortgage Loans than are Senior
                                    certificateholders.

                                    o    The rights of each class of Subordinate
                                         Certificates to receive distributions
                                         of interest and principal are
                                         subordinated to the rights of the
                                         related Senior Certificates and each
                                         class of related Subordinate
                                         Certificates higher in order of payment
                                         priority.

                                    o    Losses that are realized on the
                                         Mortgage Loans will be allocated first
                                         to the class of related Subordinate
                                         Certificates lowest in order of payment
                                         priority, then to the class of related
                                         Subordinate Certificates next lowest in
                                         order of payment priority and so on, in
                                         reverse order of payment priority until
                                         the outstanding Class Balances of such
                                         classes have been reduced to zero.

                                    Any Super Senior Support certificateholders should consider the risk that after the related Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates.

The Rate of Principal Payments
on the Mortgage Loans Will
Affect the Yield on the
Offered Certificates............... Because principal payments on the Mortgage
                                    Loans will be distributed currently on the related Senior Certificates and the related Subordinate Certificates, the rate of distributions of principal and the yield to maturity on your Certificates will be directly related to (i) the rate and timing of payments of principal on the applicable Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

                                    The rate of principal payments on the
                                    Mortgage Loans will be affected by the
                                    following:

                                    o    the amortization schedules of the
                                         Mortgage Loans;

                                    o    the rate of partial prepayments and
                                         full prepayments by borrowers due to
                                         refinancing, job transfer, changes in
                                         property values or other factors;

                                    o    liquidations of the properties that
                                         secure defaulted Mortgage Loans;

                                    o    repurchases of Mortgage Loans by the
                                         Depositor as a result of defective
                                         documentation or breaches of
                                         representations or warranties;

                                    o    the exercise of due-on-sale clauses by
                                         the Servicer in connection with
                                         transfers of mortgaged properties;

                                    o    the optional repurchase of all the
                                         Mortgage Loans by the Depositor to
                                         effect a termination of the Trust or
                                         certain of the Mortgage Loans in the
                                         Trust when the aggregate Stated
                                         Principal Balance of the related
                                         Mortgage Loans is less than 10% of the
                                         aggregate unpaid principal balance of
                                         such Mortgage Loans as of the cut-off
                                         date; and

                                    o    general and targeted solicitations for
                                         refinancing by mortgage originators
                                         (including the Sponsor).

                                    The rate of principal payments on the
                                    Mortgage Loans will depend greatly on the level of mortgage interest rates:

                                    o    If prevailing interest rates for
                                         similar mortgage loans fall below the
                                         interest rates on the Mortgage Loans in
                                         the Trust, the rate of prepayment is
                                         likely to increase.

                                    o    Conversely, if prevailing interest
                                         rates for similar mortgage loans rise
                                         above the interest rates on the
                                         Mortgage Loans in the Trust, the rate
                                         of prepayment is likely to decrease.

                                    If you are purchasing any Offered
                                    Certificates at a discount, and specifically if you are purchasing principal only certificates, you should consider the risk that if principal payments on the applicable Mortgage

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    Loans, or in the case of any ratio strip certificates, some or all of the Discount Mortgage Loans, occur at a rate slower than you expected, your yield will be lower than you expected. If you are purchasing any Offered Certificates at a premium, and specifically if you are purchasing interest only certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the Premium Mortgage Loans, such Premium Mortgage Loans, occur at a rate faster than you expected, your yield may be lower than you expected. You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing any Offered Certificates. The applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of related Senior Non-PO Certificates then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Non-PO Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the related Subordinate Certificates during the periods of time described in the applicable definition of "Senior Prepayment Percentage."

                                    The timing of changes in the rate of
                                    prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the related Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

Any Yield  Maintenance
Agreement is Subject to
Counterparty Risk...................The Trustee on behalf of the Trust may enter into one or more Yield Maintenance
                                    Agreements with one or more counterparties, for the benefit of certain Classes of Certificates. Each Yield Maintenance Agreement will require the applicable counterparty to make certain payments in certain circumstances. To the extent that payments on such Certificates depend in part on payments to be received by the Trustee under the related Yield Maintenance Agreement, the ability of the Trustee to make such payments on such Certificates will be subject to the credit risk of the applicable counterparty.

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Delinquencies and
Losses on the Mortgage
Loans Will Adversely
Affect Your Yield.................. Delinquencies on the mortgage loans which are not advanced by or on behalf of the
                                    Servicer (because the Servicer has
                                    determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the related Senior Certificates and the related Subordinate Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the related Subordinate Certificates (in reverse order of payment priority), and then by the related Senior Certificates.

                                    Net interest shortfalls will adversely
                                    affect the yields on the Offered
                                    Certificates. In addition, losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

There Are Risks Relating to
Exchangeable REMIC Certificates
and Exchangeable Certificates...... If you are purchasing any Exchangeable REMIC
                                    Certificates or Exchangeable Certificates, you should consider that the characteristics of any Exchangeable Certificates will reflect, in the aggregate, generally the characteristics of the related Exchangeable REMIC Certificates. Investors are encouraged to also consider a number of factors that will limit a certificateholder's ability to exchange Exchangeable REMIC Certificates for Exchangeable Certificates and vice versa:

                                    o    At the time of the proposed exchange, a
                                         certificateholder must own Certificates
                                         of the related Class or Classes in the
                                         proportions necessary to make the
                                         desired exchange.

                                    o    A certificateholder that does not own
                                         the Certificates may be unable to
                                         obtain the necessary Exchangeable REMIC
                                         Certificates or Exchangeable
                                         Certificates because the holders of the
                                         needed Certificates may be unwilling or
                                         unable to sell them or because the
                                         necessary Certificates have been placed
                                         into other financial structures.

                                    o    Principal distributions will decrease
                                         the amounts available for exchange over
                                         time.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Credit Scores May Not
Accurately Predict
the Likelihood of Default...........The Sponsor generally uses Credit Scores as part of its underwriting process. The
                                    attached collateral summary shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Geographic Concentration May
Increase Risk of Loss Due to
Adverse Economic Conditions
or Natural Disasters............... At various times, certain geographic regions will experience weaker economic conditions and housing markets and, consequently, will experience higher rates of delinquency and loss on mortgage loans generally. In addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. See the tables entitled "Geographic Distribution of Mortgaged Properties of the Mortgage Loans" in the attached collateral summary for a listing of the locations and concentrations of the mortgaged properties.

                                    Any deterioration in housing prices in a state or region due to adverse economic conditions, natural disaster or other factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the mortgage loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the related Offered Certificates.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Residential Real Estate Values
May Fluctuate and Adversely
Affect Your Investment............. There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor's prior securitizations involving the Depositor.

                                    In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

United States Military
Operations May Increase
Risk of Relief
Act Shortfalls..................... As a result of military operations in
                                    Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the trust, which will be borne by all classes of interest bearing Certificates and components. Neither the Sponsor nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Certificates May
Not Receive Amounts
Expected from any Yield
Maintenance Agreements............. The yield maintenance agreement payment for any Distribution Date will be based on the lesser of (x) the Class Balance(s) of the related Class or Classes or (y) the related notional amount, which will decrease for each Distribution Date during the life of the applicable yield maintenance agreement. The notional amounts are generally derived by using an assumed prepayment rate for the applicable mortgage loans. The actual rate of prepayment on the applicable mortgage loans is likely to differ from the rate assumed. If prepayments on these mortgage loans occur at a rate slower than the rate used in determining the notional amounts, the Class Balance(s) of the related Class or Classes will be greater than the related notional amount for a Distribution Date and a holder of the related Certificates will receive less than if the counterparty were required to make payments based on the Class Balance(s) of the related Class or Classes.

There is a Risk that Interest
Payments on the Mortgage Loans
May Be Insufficient to Pay
Interest on Your Certificates...... When a Mortgage Loan is prepaid in full, the mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month. When a mortgagor makes a partial principal prepayment on a Mortgage Loan, the mortgagor is not charged interest on the prepayment for the month in which the principal prepayment was received. This may result in a shortfall in interest collections available for payment on the next Distribution Date. The Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full and partial prepayments on the Mortgage Loans, but in each case only up to the amount of Compensating Interest related to such Mortgage Loans for such Distribution Date. To the extent these shortfalls are not covered by the amount of related Compensating Interest, they will be allocated pro rata to the related classes of interest-bearing Certificates and any related components.

Certificates May Not
Be Appropriate for Individual
Investors.......................... If you are an individual investor who does not have sufficient resources or expertise to evaluate the particular characteristics of a class of Offered Certificates, the Offered Certificates may not be an appropriate investment for you. This may be the case because, among other things:

                                    o    if you purchase your Certificates at a
                                         price other than par, your yield to
                                         maturity will be sensitive to the
                                         uncertain rate and timing of principal
                                         prepayments on the applicable Mortgage
                                         Loans;

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    o    the rate of principal distributions on,
                                         and the weighted average lives of, the
                                         Offered Certificates will be sensitive
                                         to the uncertain rate and timing of
                                         principal prepayments on the applicable
                                         Mortgage Loans and the priority of
                                         principal distributions among the
                                         classes of Certificates, and as such,
                                         the Offered Certificates and, in
                                         particular, any class of special retail
                                         certificates, may be inappropriate
                                         investments for you if you require a
                                         distribution of a particular amount of
                                         principal on a specific date or an
                                         otherwise predictable stream of
                                         distributions;

                                    o    you may not be able to reinvest amounts
                                         distributed in respect of principal on
                                         your Certificates (which distributions,
                                         in general, are expected to be greater
                                         during periods of relatively low
                                         interest rates) at a rate at least as
                                         high as the applicable pass-through
                                         rate or your expected yield;

                                    o    a secondary market for the Offered
                                         Certificates may not develop or provide
                                         you with liquidity of investment; and

                                    o    you must pay tax on any interest or
                                         original issue discount in the year it
                                         accrues, even if the cash is paid to
                                         you in a different year.

Limited Source of Payments --
No Recourse to Depositor, Seller,
Servicer or Trustee................ Proceeds of the Mortgage Loans (and any
                                    insurance policy with respect to a class of insured special retail certificates) will be the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates. There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

                                    Neither the Certificates nor the Mortgage
                                    Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity.................. The Underwriter intends to make a market for purchase and sale of the Offered
                                    Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered Certificates. As a result, you may not be able to sell your Certificates

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    or you may not be able to sell your
                                    Certificates at a high enough price to
                                    produce your desired return on investment.

                                    The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Interest Only, Super Senior Support, Companion, Inverse Floating Rate, Principal Only, or Subordinated Certificates) will experience illiquidity.

Alternative Underwriting
Standards May Increase
Risk of Loss........................Certain of the Mortgage Loans may have been originated using the Sponsor's "Alternative
                                    A" underwriting guidelines. See "The
                                    Mortgage Loan Programs--Mortgage Loan
                                    Underwriting--Bank of America Alternative
                                    Underwriting Standards" in the base
                                    prospectus. These underwriting guidelines are different from and, in certain respects, less stringent than the general underwriting guidelines employed by the sponsor. For example, certain of the mortgage loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, the mortgage loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the Sponsor's general underwriting standards.

The Rate of Default on Mortgage
Loans that Are Secured by Investor
Properties May be Higher than on
Other Mortgage Loans............... Certain of the Mortgage Loans may be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

Mortgage Loans Having an
Interest Only Period May
Have a Higher Risk
Of Default or Rates
of Prepayment.. ................... Certain of the Mortgage Loans may have an initial interest only period after the date of origination. During this interest only period, the

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                                    payment due from the related mortgagor will be less than that of a traditional mortgage loan. In addition, the principal balance of the mortgage loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related Certificates from these Mortgage Loans during their interest only period except in the case of prepayment.

                                    After the initial interest only period,
                                    payments on a mortgage loan with an interest only period will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default or prepayment under the related mortgage loan. In underwriting mortgage loans with interest only periods, the Sponsor generally does not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. These losses will be allocated to the Certificates.

                                    The performance of mortgage loans with an interest only period may be significantly different from mortgage loans that amortize from origination. In particular these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.

There Are Risks Relating to
Mortgaged Properties Subject
to Second Lien Mortgage Loans...... At the time of origination of certain of the
                                    Mortgage Loans, a lender other than the
                                    Sponsor may have originated a second lien mortgage loan. Mortgage Loans that have second lien mortgage loans encumbering the same mortgaged property may have higher rates of delinquency and foreclosure relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor's debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

Subordinate Certificates May
Provide Subordination for All

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Groups............................. The Subordinate Certificates may provide credit support for more than one Groups of Senior Certificates and thus the outstanding Class Balances of such Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of principal losses on the Mortgage Loans in one Loan Group. Therefore, these losses on the Mortgage Loans in one Loan Group will reduce the subordination provided by the Subordinate Certificates to the other Groups of Senior Certificates and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

                                    Under certain circumstances due to a
                                    cross-collateralization mechanism, principal otherwise payable to these Subordinate Certificates will be paid to certain Senior Certificates.

High Rates of LIBOR or Another
Index May Result in a Lower or
Negative Yield on any Inverse
Floating Rate Interest Only
Certificates....................... If you are purchasing any inverse floating rate interest only certificates, in addition to the risk that a rapid rate of prepayments on the related Mortgage Loans may result in a lower actual yield than you expected or a negative yield, you should also consider the risk that high rates of LIBOR or high rates of another applicable index for your certificates may result in the failure to recover your initial investment.

                      Categories of Classes of Certificates

    The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates--Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                       [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

    The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

    Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-9

Banc of America Alternative Loan Trust 2006-9
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[BANC OF AMERICA SECURITIES LOGO]

December 5, 2006

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE
                             -----------------------

               THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

         Selected Aggregate Mortgage Loan Data as of December 1, 2006(1)

                                                   Range or Total             Weighted Average
                                                   --------------             ----------------
Number of  Aggregate Mortgage Loans                     2,032
Aggregate Unpaid Principal Balance                 $336,469,188.25
Unpaid Principal Balance                     $15,176.19 to $2,078,119.65        $165,585.23
Mortgage Interest Rate                            5.500% to 8.250%                 6.850%
Servicing Fee Rate                                     0.250%
Trustee Fee Rate                                       0.0075%
Administrative Fee Rate                                0.2575%
Remaining Terms to Stated Maturity                238 to 360 months              358 months
Original Term                                     240 to 360 months              359 months
Number of Months Since Origination                  1 to 22 months                3 months
Original Loan-to-Value Ratio                      14.08% to 103.00%                75.55%
Credit Scores                                         604 to 834                    713
Latest Maturity Date                              December 1, 2036
Number of Interest-Only Mortgage Loans                   25
Aggregate Unpaid Principal Balance of
  Interest-Only Mortgage Loans                      $6,306,075.00
Unpaid Principal Balance of Interest-Only
  Mortgage Loans                              $54,400.00 to $800,000.00         $252,243.00
Number of Buy-Down Loans                                  0
Aggregate Unpaid Principal Balance of
  Buy-Down Loans                                         N/A
Unpaid Principal Balance of Buy-Down
  Loans                                                  N/A
Number of BPP Mortgage Loans                             298
Aggregate Unpaid Principal Balance of BPP
  Mortgage Loans                                   $47,739,863.51
Unpaid Principal Balance of BPP
  Mortgage Loans                              $19,184.64 to $583,032.01         $160,200.88
Number of Mortgage Loans underwritten
  using "Alternative A" underwriting
  standards                                              508
Aggregate Unpaid Principal Balance of
  Mortgage Loans underwritten using
  "Alternative A" underwriting standards           $133,198,158.08
Unpaid Principal Balance of Mortgage
  Loans underwritten using "Alternative
  A" underwriting standards                  $22,509.09 to $1,998,191.96        $262,201.10
Number of Mortgage Loans secured by
  leases on real property                                21
Aggregate Unpaid Principal Balance of
  Mortgage Loans secured by leases on
  real property                                     $2,054,116.34
Unpaid Principal Balance of Mortgage
  Loans secured by leases on real
  property                                    $30,749.35 to $459,594.14          $97,815.06
Geographic Concentration of Mortgaged
 Properties in Excess of 5.00% of the
 Aggregate Unpaid Principal Balance
      Florida.........................                 17.30%
      California......................                 15.59%
      Texas...........................                  8.73%
      North Carolina..................                  5.14%
Maximum Single Five-Digit Zip Code                      0.76%
  Concentration

-------------------------
(1)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                    Occupancy of Mortgaged Properties (1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Occupancy(2)                            Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
Primary Residence                              1,135      $222,201,502.13               66.04%
Investor Property                                792        92,919,422.86               27.62
Second Home                                      105        21,348,263.26                6.34
      Total....................                2,032      $336,469,188.25              100.00%

----------------------
(1) Based solely on representations of the mortgagor at the time of origination of the related Aggregate Mortgage Loan.

(2)  Approximate (+/-5%).

                                Property Type(1)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Property Type (1)                       Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
Single Family Residence                        1,395      $226,479,895.04               67.31%
PUD-Detached                                     187        36,548,041.00               10.86
Condominium - Low                                169        22,536,099.34                6.70
2-Family                                          98        16,695,217.51                4.96
Condominium - High                                39         9,176,121.11                2.73
4-Family                                          28         6,488,726.80                1.93
PUD-Attached                                      45         5,763,415.72                1.71
Townhouse                                         31         4,525,605.24                1.35
3-Family                                          15         4,249,462.80                1.26
Condotel                                          25         4,006,603.69                1.19
      Total....................                2,032      $336,469,188.25              100.00%

---------------
(1)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                            Mortgage Loan Purposes(3)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Purpose (3)                             Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
Purchase                                       1,273      $191,302,923.13               56.86%
Refinance-Cashout (1)                            574       107,610,261.37               31.98
Refinance-Rate/Term (2)                          185        37,556,003.75               11.16
      Total....................                2,032      $336,469,188.25              100.00%

---------------
(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3) Approximate (+/-5%).

                              Documentation Type(1)

                                                Number of         Aggregate Stated     % of Aggregate
                                                Aggregate        Principal Balance    Cut-off Date Pool
Documentation Type (1)                        Mortgage Loans     as of Cut-off Date   Principal Balance
-----------------------------------------   ------------------   ------------------   -----------------
Standard                                                   886      $130,692,871.22               38.84%
Accelerated - Stated                                       458       124,544,258.38               37.02
Accelerated - PaperSaver(R)/Threshold                      409        39,998,995.94               11.89
Desktop Underwriter(R)/Loan Prospector(R)                  156        18,672,809.58                5.55
Accelerated - Stated Income/Stated Asset                    55        11,071,486.99                3.29
Accelerated - No Ratio                                      42         7,549,626.53                2.24
Accelerated - Rapid                                         10         1,737,735.39                0.52
Accelerated - All Ready Home                                 8         1,140,344.25                0.34
Accelerated - Reduced                                        8         1,061,059.97                0.32
      Total..............................                2,032      $336,469,188.25              100.00%

---------------
(1)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgaged Properties(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Geographical Area (2)                   Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
Alabama                                            3      $    263,680.83                0.08%
Arizona                                           51         9,628,359.81                2.86
Arkansas                                          24         2,874,843.68                0.85
California                                       175        52,445,792.09               15.59
Colorado                                          16         2,396,104.59                0.71
Connecticut                                       15         2,444,469.40                0.73
District of Columbia                               8         1,982,088.77                0.59
Florida                                          329        58,193,514.04               17.30
Georgia                                          114        14,790,708.51                4.40
Hawaii                                             9         1,482,619.00                0.44
Idaho                                             20         2,523,240.93                0.75
Illinois                                          66        12,745,998.09                3.79
Indiana                                           10           696,828.62                0.21
Iowa                                              10         1,046,181.46                0.31
Kansas                                            34         3,585,620.09                1.07
Kentucky                                           4           410,341.74                0.12
Louisiana                                          4           396,794.05                0.12
Maine                                             11         2,004,019.10                0.60
Maryland                                          65        10,673,386.12                3.17
Massachusetts                                     19         5,662,427.86                1.68
Michigan                                          17         3,013,672.49                0.90
Minnesota                                         12         2,072,604.53                0.62
Mississippi                                        1           119,896.68                0.04
Missouri                                          71        12,514,189.79                3.72
Montana                                            1           109,418.56                0.03
Nebraska                                           5           974,788.31                0.29
Nevada                                            18         3,465,416.59                1.03
New Hampshire                                      3           446,621.16                0.13
New Jersey                                        34         9,974,082.76                2.96
New Mexico                                        22         2,612,008.91                0.78
New York                                          58        12,015,702.32                3.57
North Carolina                                   144        17,311,145.72                5.14
North Dakota                                       1           139,642.48                0.04
Ohio                                              11         1,035,346.49                0.31
Oklahoma                                          41         4,144,184.93                1.23
Oregon                                            27         5,222,339.85                1.55
Pennsylvania                                      52         7,621,269.83                2.27
Rhode Island                                       5         1,139,690.95                0.34
South Carolina                                    73         9,668,766.30                2.87
Tennessee                                         35         3,727,890.50                1.11
Texas                                            257        29,365,777.16                8.73
Utah                                              10         1,788,706.13                0.53
Vermont                                            6           960,798.19                0.29

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

Virginia                                          67         8,838,596.46                2.63
Washington                                        51         8,797,229.28                2.61
West Virginia                                      2           175,781.43                0.05
Wisconsin                                         21         2,966,601.67                0.88
      Total....................                2,032      $336,469,188.25              100.00%

-----------------
(1) As of the Cut-off Date, no more than approximately 0.76% of the Aggregate Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)  Approximate (+/-5%).

                 Current Mortgage Loan Principal Balances(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
Current Mortgage Loan             Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Principal Balances(2)                   Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
0.01 - 50,000.00                                 149      $  5,649,219.49                1.68%
50,000.01 - 100,000.00                           570        44,152,329.48               13.12
100,000.01 - 150,000.00                          562        69,285,356.70               20.59
150,000.01 - 200,000.00                          273        47,593,293.63               14.14
200,000.01 - 250,000.00                          159        35,911,064.78               10.67
250,000.01 - 300,000.00                           94        25,871,781.36                7.69
300,000.01 - 350,000.00                           61        19,643,319.57                5.84
350,000.01 - 400,000.00                           60        22,522,448.99                6.69
400,000.01 - 450,000.00                           29        12,317,959.66                3.66
450,000.01 - 500,000.00                           16         7,665,530.91                2.28
500,000.01 - 550,000.00                           17         8,899,091.85                2.64
550,000.01 - 600,000.00                            6         3,487,992.51                1.04
600,000.01 - 650,000.00                            5         3,190,551.63                0.95
650,000.01 - 700,000.00                            6         4,134,516.13                1.23
700,000.01 - 750,000.00                            3         2,187,552.07                0.65
750,000.01 - 800,000.00                            3         2,386,228.66                0.71
800,000.01 - 850,000.00                            3         2,457,016.75                0.73
850,000.01 - 900,000.00                            5         4,398,871.93                1.31
900,000.01 - 950,000.00                            2         1,849,430.19                0.55
950,000.01 - 1,000,000.00                          2         1,998,190.16                0.59
1,000,000.01 - 1,500,000.00                        5         6,791,130.19                2.02
1,500,000.01 - 2,000,000.00                        1         1,998,191.96                0.59
2,000,000.01 - 2,500,000.00                        1         2,078,119.65                0.62
     Total.....................                2,032      $336,469,188.25              100.00%

---------------
(1) As of the Cut-off Date, the average outstanding principal balance of the Aggregate Mortgage Loans is expected to be approximately $165,585.00

(2)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                      Original Debt-to-Income Ratios(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
Original Debt-to-                 Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Income Ratios(2)                        Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
Not Calculated                                     9      $  1,393,703.12                0.41%
0.01 - 10.00                                      53         5,460,748.98                1.62
10.01 - 20.00                                    176        24,720,737.05                7.35
20.01 - 30.00                                    374        59,247,991.43               17.61
30.01 - 40.00                                    678       121,137,010.14               36.00
40.01 - 50.00                                    497        89,401,342.87               26.57
50.01 - 60.00                                    222        32,239,554.99                9.58
60.01 - 70.00                                     22         2,785,722.89                0.83
70.01 - 80.00                                      1            82,376.78                0.02
     Total.....................                2,032      $336,469,188.25              100.00%

---------------
(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the Aggregate Mortgage Loans is expected to be approximately 36.26%.

(2)  Approximate (+/-5%).

                       Original Loan-to-Value Ratios(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
Original Loan-to-Value            Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Ratios (2)                              Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
10.01 - 15.00                                      3      $    206,924.49                0.06%
15.01 - 20.00                                      7           545,762.57                0.16
20.01 - 25.00                                      4           192,570.82                0.06
25.01 - 30.00                                     12         1,240,232.53                0.37
30.01 - 35.00                                     16         2,126,549.79                0.63
35.01 - 40.00                                     26         3,776,817.20                1.12
40.01 - 45.00                                     35         5,284,522.78                1.57
45.01 - 50.00                                     42         8,317,657.10                2.47
50.01 - 55.00                                     46         8,748,201.37                2.60
55.01 - 60.00                                     47         9,810,948.23                2.92
60.01 - 65.00                                     57        11,485,928.39                3.41
65.01 - 70.00                                    129        24,892,704.59                7.40
70.01 - 75.00                                    173        38,422,913.14               11.42
75.01 - 80.00                                  1,030       167,844,488.19               49.88
80.01 - 85.00                                     46         6,267,283.76                1.86
85.01 - 90.00                                    228        29,146,940.02                8.66
90.01 - 95.00                                    123        17,054,470.11                5.07
95.01 - 100.00                                     4           795,675.67                0.24
over 100.01                                        4           308,597.50                0.09
     Total.....................                2,032      $336,469,188.25              100.00%

---------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Mortgage Loans is expected to be approximately 75.55%.

(2)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                          Mortgage Interest Rates(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Mortgage Interest Rates (2)             Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
5.251 - 5.500                                      1      $    139,612.98                0.04%
5.501 - 5.750                                      6         1,941,291.71                0.58
5.751 - 6.000                                     48         7,653,322.28                2.27
6.001 - 6.250                                    106        16,894,043.67                5.02
6.251 - 6.500                                    391        68,260,719.96               20.29
6.501 - 6.750                                    423        68,654,251.40               20.40
6.751 - 7.000                                    490        82,390,164.99               24.49
7.001 - 7.250                                    268        43,019,642.45               12.79
7.251 - 7.500                                    181        24,511,423.10                7.28
7.501 - 7.750                                     63        12,719,962.95                3.78
7.751 - 8.000                                     52         8,758,035.12                2.60
8.001 - 8.250                                      3         1,526,717.64                0.45
      Total....................                2,032      $336,469,188.25             100.00%

---------------
(1) As of the Cut-off Date, the weighted average mortgage interest rate of the Aggregate Mortgage Loans is expected to be approximately 6.850% per annum.

(2) Approximate (+/-5%).

                    Number of Months Since Origination(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Months Since Origination (2)            Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
1 - 2                                          1,143      $194,401,603.60               57.78%
3 - 4                                            857       133,457,587.22               39.66
5 - 6                                              3           518,138.85                0.15
9 - 10                                             3           768,468.46                0.23
11 - 12                                            6         1,632,809.02                0.49
13 - 14                                            5         1,110,140.42                0.33
15 - 16                                            7         1,805,341.73                0.54
17 - 18                                            5         2,282,572.19                0.68
19 - 20                                            2           377,818.28                0.11
over 21                                            1           114,708.48                0.03
      Total....................                2,032      $336,469,188.25              100.00%

---------------
(1) As of the Cut-off Date, the weighted average number of months since origination of the Aggregate Mortgage Loans is expected to be approximately 3 months.

(2)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA SECURITIES LOGO]  Banc of America Alternative Loan Trust 2006-9
                               Mortgage Pass-Through Certificates, Series 2006-9
--------------------------------------------------------------------------------

                              Remaining Terms(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Remaining Terms (2)                     Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
221 - 240                                          6      $    834,787.48                0.25%
281 - 300                                         20         2,726,055.98                0.81
341 - 360                                      2,006       332,908,344.79               98.94
      Total....................                2,032      $336,469,188.25              100.00%

---------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Aggregate Mortgage Loans is expected to be approximately 358 months.

(2)  Approximate (+/-5%).

                        Credit Scores of Mortgagors(1)(2)

                                      Number of         Aggregate Stated     % of Aggregate
                                  Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Credit Scores(2)                        Loans          as of Cut-off Date   Principal Balance
-------------------------------   ------------------   ------------------   -----------------
801 - 850                                         64      $  9,154,056.05                2.72%
751 - 800                                        514        80,348,081.95               23.88
701 - 750                                        589        90,587,292.53               26.92
651 - 700                                        658       120,273,215.40               35.75
601 - 650                                        196        33,579,133.94                9.98
Not Rated                                         11         2,527,408.38                0.75
      Total....................                2,032      $336,469,188.25              100.00%

---------------
(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)  Approximate (+/-5%).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------